UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

December 7, 2015 (December 2, 2015)

Date of Report (Date of Earliest Event Reported)

Synovus Financial Corp.

(Exact Name of Registrant as Specified in its Charter)

Georgia	1-10312	58-1134883
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1111 Bay Avenue, Suite 500, Columbus, Georgia 31901

(Address of principal executive offices) (Zip Code)

(706) 649-2311

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Underwriting Agreement

On December 2, 2015, Synovus Financial Corp. (the “Company”) entered into an Underwriting Agreement (the “Underwriting Agreement”), by and between the Company and Sandler O’Neill + Partners, L.P. (the “Underwriter”), pursuant to which the Company agreed to sell to the Underwriter $250 million aggregate principal amount of its 5.75% Fixed-to-Floating Rate Subordinated Notes due 2025 (the “Notes”). The closing of the sale of the Notes occurred on December 7, 2015. The offering of the Notes was made pursuant to the Company’s Registration Statement on Form S-3 (File No. 333-190011) filed with the Securities and Exchange Commission (the “SEC”) on July 18, 2013.

The Underwriting Agreement contains customary representations, warranties and covenants of the Company, conditions to closing, indemnification obligations of the Company and the Underwriter, and termination and other customary provisions.

Indenture

The Notes were issued under the Subordinated Indenture, dated as of December 7, 2015 (the “Base Indenture”), as supplemented by the First Supplemental Indenture, dated as of December 7, 2015 (the “Supplemental Indenture”), between the Company and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Trustee”).

The Notes have an initial fixed interest rate of 5.75%, payable semi-annually. Commencing December 15, 2020, the interest rate on the Notes resets quarterly to an annual interest rate equal to the then-current three-month LIBOR plus 418.2 basis points, payable quarterly in arrears. The Notes will mature on December 15, 2025.

The foregoing description of the Underwriting Agreement, the Base Indenture, the Supplemental Indenture, and the Notes does not purport to be complete and is qualified in its entirety by reference to the full text of the documents, which are attached as Exhibits 1.1, 4.1, and 4.2, respectively, to this Current Report on Form 8-K, and are incorporated by reference herein.

The Company is filing this Current Report on Form 8-K to file with the SEC certain items related to the offering of the Notes that are to be incorporated by reference into its Registration Statement on Form S-3 (Registration No. 333-190011).

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under the caption “Indenture” in Item 1.01 above and the full text of the Base Indenture and the Supplemental Indenture, which are attached hereto as Exhibits 4.1 and 4.2, respectively, are incorporated by reference into this Item 2.03.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description of Exhibit

1.1	Underwriting Agreement dated December 2, 2015 between the Company and Sandler O’Neill + Partners, L.P. pertaining to the offer and sale of the Notes.

4.1	Subordinated Indenture, dated as of December 7, 2015, between Synovus Financial Corp. and The Bank of New York Mellon Trust Company, N.A., as Trustee.

4.2	First Supplemental Indenture, dated as of December 7, 2015, between Synovus Financial Corp. and The Bank of New York Mellon Trust Company, N.A., as Trustee (including the form of Note attached as an exhibit thereto).

5.1	Opinion of Alston & Bird LLP, counsel to the Company, as to the validity of the Notes.

23.1	Consent of Alston & Bird LLP (included in Exhibit 5.1 hereof).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SYNOVUS FINANCIAL CORP.

By:	/s/ Allan E. Kamensky
Name: Allan E. Kamensky
Title: Executive Vice President, General Counsel and Secretary

Dated: December 7, 2015

Exhibit No.	Description of Exhibit

1.1	Underwriting Agreement dated December 2, 2015 between the Company and Sandler O’Neill + Partners, L.P. pertaining to the offer and sale of the Notes.

4.1	Subordinated Indenture, dated as of December 7, 2015, between Synovus Financial Corp. and The Bank of New York Mellon Trust Company, N.A., as Trustee.

4.2	First Supplemental Indenture, dated as of December 7, 2015, between Synovus Financial Corp. and The Bank of New York Mellon Trust Company, N.A., as Trustee (including the form of Note attached as an exhibit thereto).

5.1	Opinion of Alston & Bird LLP, counsel to the Company, as to the validity of the Notes.

23.1	Consent of Alston & Bird LLP (included in Exhibit 5.1 hereof).